UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

Great Elm Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 Clarendon Street, 51st Floor
Boston, MA 02116
(Address of principal executive offices) (Zip Code)

(617) 375-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 1, 2016, the registrant issued a press release announcing the restart of the previously announced rights offering that is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

The exhibit index attached hereto is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2016

GREAT ELM CAPITAL GROUP, INC.

By:	/s/ James D. Wheat
James D. Wheat
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 1, 2016